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                                                                    EXHIBIT 99.4


                               NOBLE ENERGY, INC.

                          NOTICE OF GUARANTEED DELIVERY


             OFFER TO EXCHANGE 5.25% NOTES DUE 2014 FOR ANY AND ALL
                  OUTSTANDING 5.25% NOTES DUE 2014 PURSUANT TO
                    PROSPECTUS DATED                 , 2004


         This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used by any holder of 5.25% Notes due 2014 (the "Outstanding Notes") of Noble Energy, Inc., a Delaware Corporation (the "Company"), who wishes to tender Outstanding Notes pursuant to the Exchange Offer, as such term
is defined in the Prospectus dated             , 2004 (as the same may be
amended or supplemented from time to time, the "Prospectus") and (i) whose Outstanding Notes are not immediately available, (ii) for whom time will not permit such Outstanding Notes, Letter of Transmittal or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus), or (iii) who cannot complete the procedures for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, registered or certified mail, overnight courier or hand delivery to the Exchange Agent. See "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

                                  Delivery to:

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                as Exchange Agent

        By Registered or Certified Mail, by Hand or by Overnight Courier:

                           Corporate Trust Operations
                               Reorganization Unit
                            101 Barclay Street 7 East
                               New York, NY 10286
                        Attention: Ms. Carolle Montreuil

                          By Facsimile: (212) 298-1915
                        Attention: Ms. Carolle Montreuil

                           By Telephone:(212) 815-5920

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned herby makes at and as of the date hereof, the representations and warranties of a tendering holder of Outstanding Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Outstanding Notes listed below:

          CERTIFICATE NUMBERS
            (IF AVAILABLE)                           PRINCIPAL AMOUNT TENDERED
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         All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                               HOLDER(S) SIGN HERE

         Must be signed by the registered holder(s) of Outstanding Notes exactly as name(s) appear(s) on certificate(s) for the Outstanding Notes tendered hereby or on a security position listing or by person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title.


         -----------------------------------------------------------
                           (Signature(s) of Holder(s))


         -----------------------------------------------------------
                   (Please Type or Print Name(s) of Holder(s))


Date:                             , 2004
     -----------------------------


Address:
        ------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------


[ ] Check this Box if Outstanding Notes will be tendered by book-entry transfer.


Name of Tendering Institution:
                              --------------------------------------------------


The Depository Trust Company Account Number:
                                            ------------------------------------


Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)


Capacity (Full Title):
                      ----------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------


Tax Identification or Social Security Number(s):
                                                --------------------------------

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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, an Eligible Institution, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Outstanding Notes tendered hereby and the documents and confirmations referred to in the preceding paragraph to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


Name of Firm:
             -------------------------------------------------------------------
                             (Authorized Signature)

Address:
        ------------------------------------------------------------------------


Area Code and Telephone No.:
                            ----------------------------------------------------


Name:
     ---------------------------------------------------------------------------
                           (Please Type or Print Name)

Title:
      --------------------------------------------------------------------------


Date:                              , 2004
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NOTE:  DO NOT SEND CERTIFICATE FOR OUTSTANDING NOTES WITH THIS FORM. ACTUAL
       SURRENDER OF CERTIFICATES FOR OUTSTANDING NOTES MUST BE MADE
       PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF.

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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

         A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover page hereof prior to the Expiration Date of the Exchange Offer. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holders and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holders use properly insured, registered mail with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal. No notice of Guaranteed Delivery should be sent to the Company.

2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

         If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signatures must correspond with the name(s) written on the face of the Outstanding Notes without alteration, addition, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appear(s) on the Outstanding Notes without alteration, addition, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

3. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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